ORTHOVITA®

Architects of the New Biomaterials Age

NASDAQ

2010 Corporate Presentation : VITA Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements by Orthovita regarding our current expectations of future events that involve risks and uncertainties, including without limitation, our
VITOSS ™ , VITAGEL ™ , VITASURE ™ and CORTOSS ™ products and other aspects of our business.
Such statements are based on our current expectations and are subject to a number of substantial risks and uncertainties that could cause actual results or timeliness to differ materially from those addressed in the forward-looking statements.  Factors that may cause such a difference include, but are not limited to, our dependence on the commercial success of our approved products, the need to maintain regulatory approvals to sell our products, our ability to manage commercial scale manufacturing capability and capacity, our success in expanding our commercial product portfolio and distribution channel, competition and other risk factors listed from time to time in reports filed by
Orthovita with the Securities and Exchange Commission, including but not limited to risks described in our most recently filed Form 10-K under the caption “Risk Factors.” Further information about these and other relevant risks and uncertainties may be found in Orthovita’s filings with the
Commission, all of which are available from the Commission as well as from Orthovita upon request. Orthovita undertakes no obligation to publicly update any forward-looking statements.

Positioned to be a leading provider of novel, well researched Orthobiologics and Biosurgery technologies for patients, surgeons and hospitals.

ORTHOVITA®

Vitoss®
Bone Graft Substitute
Vitoss® BA
Bioactive Bone Graft Substitute
Cortoss™
Bone Augmentation Material
Vitagel®
Surgical Hemostat
Vitasure™
Absorbable Hemostat

ORTHOVITA®

Biosurgery
Hemostats
Fixation
Fusion
Orthobiologics

Products and technologies
related to the management
of inter-operative bleeding
and soft tissue healing
Products and
technologies related
to the fusion, fixation
and regeneration of
the human skeleton

ORTHOVITA
Architects of the New Biomaterials Age™
Vitoss BA
FOAM PACK
Net Hydrated Volume
5 cc

Vitoss®
Bone Graft Substitute

Vitoss® BA
Bioactive Bone Graft Substitute

FUSION

ORTHOVITA®
Architects of the New Biomaterials Age

5

Vitoss®
Bone Graft Substitute

6

ORTHOVITA
Architects of the New Biomaterials Age

US Bone Grafting Market 2008 – 1,450,900 procedures
Autograft
DBX – Synthes
Grafton – Osteotech
Allomatrix –
Wright Medical
Etc…
Allograft Chips
Stem Cells
DBMs
InFuse – Medtronic
Op-1 –
Stryker Spine
Trinity Evolution –
Orthofix
Osteocel – Nuvasive
Mastergraft – Medtronic
Healos –
J&J Depuy Spine
Etc…
*Millennium Research  Group: US Markets for Orthopedic Biomaterials
2009
BMPs
Other Synthetics
®
®
®
®
®
®
®
®
®

Vitoss®
Bone Graft Substitute
Vitoss® BA
Bioactive Bone Graft Substitute

JJ Depuy Spine
Healos
Medtronic Spine
*Millennium Research  Group: US Markets for Orthopedic Biomaterials 2009
Mastergraft
All Other
Synthetic BGSs
33%
16%
16%
35%
US Synthetic Bone Graft Substitute Market 2008 – ~$150mm

Eliminates risks associated with autograft, allograft and BMPs
Broadest product range in category
*
When used as directed with BMA
Vitoss Bone Graft Substitute – Value Proposition
Provides all three key components for bone regeneration
*
:
                      Scaffold – Cells - Signals
Vitoss Bioactive speeds bone regeneration vs standard Vitoss
Equivalent efficacy to autograft, the gold standard
*

Anterior Cervical Arthrodesis Without Autograft, Allograft, or BMP-2: 75 Patients Treated with Beta-Tricalcium Phosphate Impregnated with Local Bone Marrow Aspirate.

Neill Marshall Wright MD; Wilson Zachary Ray MD
Washington University, School of Medicine
Department of Neurosurgery

A comparison of β-TCP+BMA vs. RhBMP-2 in anterior lumbar interbody fusion: A prospective, randomized trial with 1-year interim clinical and radiographic outcomes

Jeffrey R McConnell MD; Charis Mitchell MS
OAA Orthopaedic Specialists
PA Spine and Scoliosis Institute
www.oaaortho.com

ELSEVIER
The Spine Journal ■ (2008) ■
THE SPINE JOURNAL

Clinical Study

An analysis of noninstrumented posterolateral lumbar fusions performed in predominantly geriatric patients using lamina autograft and beta tricalcium phosphate

Eur Spine J
DOI 10.1007/s00586-008-0844-1

ORIGINAL ARTICLE

A level-1 pilot study to evaluate of ultraporous β-tricalcium phosphate as a graft extender in the posterior correction of adolescent idiopathic scoliosis

Thomas Lerner · Viola Bullmann · Tobias L. Schulte · Marc Schneider · Ulf Liljenqvist

ORIGINAL ARTICLE

A Preliminary Study of the Efficacy of Beta Tricalcium Phosphate as a Bone Expander for Instrumented Posterolateral Lumbar Fusions

Nancy E. Epstein, MD

ORTHOVITA
Architects of the New Biomaterials Age

9 The most pre-clinical and clinical research of any product in its class Vitoss Comparative Effectiveness

Vitoss Franchise Market Leadership
Early Market Entry – January
2002
Over 300,000 implantations
Most extensive bibliography in
its class
Covers majority of non-
structural bone grafting
indications
20 studies in spine with 745
patients
Extend Reach into BMP Market
Demonstrated effectiveness
with lower procedural cost
Vitoss BA enhances
conversion rationale
Leader in technology innovation

Vitagel®

Surgical Hemostat

Vitasure™

Absorbable Hemostat

HEMOSTASIS

ORTHOVITA®
Architects of the New Biomaterials Age

11

Vitagel®
Surgical Hemostat
Vitasure™
Absorbable Hemostat

ORTHOVITA
Architects of the New Biomaterials Age

Floseal
®
Tisseel
®
Coseal
®
Surgiflo™
Evicel™
Bioglue
®
Hemostase™
Orthovita Hemostat Market 2008 – $460 Million
Baxter
Cryolife
Ethicon
Platelet Gels

*2008, Millennium Research Group “US Market for Surgical Hemostats, Internal Tissue Sealants and Adhesion Barriers, 2008"; Cryolife 2008 Year End Earnings;
*2008, Millennium Research Group “US Market for Surgical Hemostats, Internal Tissue Sealants and Adhesion Barriers, 2008"; Cryolife 2008 Year End Earnings;

Safety:
Plant based technology eliminates many of the safety issues
associated with thrombin based competitors (FloSeal, Baxter)
Ease-of-Use:
Always ready, easy-to-use, and inexpensive
Controls Bleeding, Facilitates Healing:
Only hemostat with the combination of microfibrillar collagen, thrombin and the patient’s own plasma; supports hemostasis
and fibroblast attachment
Knee Arthroplasty Research:
Less drainage, reduced transfusion
Animal Research:
Less adhesions, faster healing
Vitagel Surgical Hemostat
Vitasure Absorbable Hemostat
Hemostasis Franchise – Value Proposition

Strategic Role of Biosurgery 2010
Synergistic and complementary
soft-tissue product offering
to ORTHOBIOLOGICS product
platform
Opportunistic surgical sale
Supports account penetration in
new and developing geographies
Wide and diverse call pattern
allows business development in
major ORTHOBIOLOGICS
accounts

Cortoss™

Bone Augmentation Material

FIXATION

ORTHOVITA®

15

Treatment Options
Surgical Intervention
Vertebroplasty (VP) Kyphoplasty (KP)
Catheter inserted
percutaneously
through pedicle
into body of
vertebra
using AP and
lateral fluroscopic
images
to guide placement
Balloon inflated
to provide some
restoration of
vertebral body
height
PMMA injected
to help maintain
correction
Conservative Care – Analgesics, Bed Rest, Bracing

•
An injectable, bioactive composite
that mimics the mechanical
properties of human cortical bone
•
First FDA-cleared alternative to
polymethylmethacrylate (PMMA)
cement for use in vertebral
augmentation procedure
•
Indicated for the fixation of
pathological fractures of the
vertebral body using vertebral
augmentation
•
Painful vertebral compression
fractures can result from
osteoporosis, benign lesions
(hemangioma), and malignant
lesions (metastatic cancers,
myeloma).
•
Patent protected to 2022
Cortoss Bone Augmentation Material – VCF System

Therapeutic Flow and Fill
Material flow promotes an non-
intrusive diffuse, symmetric fill
pattern
Physiological load transfer
through treated vertebra(e)
Safety
No MMA monomer release
Lower injection volumes
Unparalleled Control
Material preparation is an on-
demand process that takes
seconds to complete
Easy ‘start & stop’ capability as
needed to control leaks
Cortoss Bone Augmentation Material – Value Propositions

VAS decrease from baseline

ORTHOVITA
Architects of the New Biomaterials Age

0
10
20
30
40
50
60
70
0 100 200 300 400 500 600 700
800Time point (days)
Cortoss
PMMA
FDA IDE Clinical Trial – Pain Results
  At 3-months: Cortoss patients had a statistically significant reduction in pain versus PMMA patients

Improvement in Function (ODI)
Cortoss
PMMA

ORTHOVITA
Architects of the New Biomaterials Age

At 24-months: A statistically significant, greater proportion of
Cortoss patients maintained or improved function (97% vs 88%)
compared to the PMMA patients
FDA IDE Clinical Trial – Function Results
Time (Days)

The CORTOSS population experienced measurable clinical and
cost benefits over the PMMA cohort in the following outcomes:
43.4%
fewer
adjacent fractures
in ‘first-fracture’ Cortoss
patients
Fracture related re-hospitalizations:
2.9%
Cortoss vs.
11.4%
PMMA (4x)
Subsequent PVPs or KPs:
7.4%
Cortoss vs.
22.7%
PMMA (3x)
The Cortoss patients required an average of
30% less material
to achieve desired fill
FDA IDE Clinical Trial – Additional Benefits

Medicare 2010 Facility Reimbursement
Procedure
Levels
Treated
In-patient Out-patient ASC Physician
Vertebroplasty
1
$7,028 –
16,219
1
$2,141 $1,275 $489 - 518
3
2
2
$7,028 – 16,219 $3,211 $1,913 $718 - 747
Kyphoplasty
1 $7,028 – 16,219 $5,979 $3,551 $546 - 568
2 $7,028 – 16,219 $8,964 $5,327 $803 - 825
1 Reimbursement range dependent on patient co-morbidities
2 Additional levels are reimbursed at 50% of the first level
3 Variance is related to the levels treated. Thoracic is reimbursed at a higher rate than lumbar
Note: These are national averages, specific geographies may differ

23 Cortoss Account Growth 0 50 100 150 200 250 300 July Sep Nov Jan Mar May Accounts

The NEW ENGLAND JOURNAL of MEDICINE

ESTABLISHED IN 1812 AUGUST 6, 2009 VOL. 361 NO. 6

A Randomized Trial of Vertebroplasty for Painful Osteoporotic Vertebral Fractures

NORIDIAN®
Administrative Services LLC

ORTHOVITA

External Challenges 2010
Recent controversies surrounding vertebroplasty have led to
a reduction in procedures, a movement from inpatient to
outpatient treatment, greater scrutiny by insurance providers and, subsequently, a very challenging environment for
CORTOSS.

Cortoss Challenges 2010
Publication of NEJM articles
Temporary(?) reduction in referrals
Market size smaller than projected
Payment of fines for inappropriate overnight stays
Accelerated shift from hospital to outpatient procedures
Distraction sales force focus from Vitoss/Vitagel business
Passing of Health Care Reform Bill
Increased scrutiny of new technology by hosp. admins.
Increased lag-time from introduction to sale
Delayed sales ramp with CORTOSS
External events that affected VCF market:

Impact to Sales Force
The environment is increasingly requiring our reps maintain
a perpetual, physical presence within the hospitals to:
- Gain product access
- Develop key relationships
- Secure case continuity
- Defend current business
The sales process is increasingly more time and labor
intensive to generate the same revenue.

Cardiac / Plastic	OBGyn, Etc…	Orthopedics	Ortho / Neuro Spine	Interventional Spine	Pain Mgnt./Physiatry	Total market Value (2009)
Vitagel® Surgical Hemostat	●	●	●	●			
Vitoss® BA Bioactive Bone Graft Substitute			●	●			
Cortoss™ Bone Augmentation Material				●	●	●	

ORTHOVITA®
Architects of the New Biomaterials Age

$460MM
$1.2BN
$500MM
~ $1.75B Market
Orthopedics/Spine
Our unique portfolio of biomaterials provides for sizeable value creation in the current spine and orthopedic markets. We are adjusting our distribution and call patterns to address the new challenges and optimize in- and outpatient procedural access.
Inpatients
Outpatients / ASC
Orthovita and the target audience – Integrating Cortoss

Recent Events: Noridian LCD Review
Noridian is a CMS contractor that administers Medicare
reimbursement for 8 western states
On May 11  , Noridian announced it was considering the non-
coverage of reimbursement for vertebroplasty and kyphoplasty
Prompted by two small studies published in New England Journal of Medicine that questioned effectiveness of vertebroplasty
Concerned that these procedures have been used inappropriately
Without first trying conservative care
Treatment of more levels than necessary
“Disturbing incidence of complications”
Noridian has established a comment period from May 11   to
September 6  , 2010
Political ramifications of eliminating Medicare coverage to
elderly osteoporotic patients in severe pain
Outcome may be better definition/tracking of appropriate use
Facet injections a recent example; Noridian mandated creation of a registry
`
th
th
th

Industry
Develop advocacy by major industry groups (MDMA/ADVAMED)
Work collectively with key players to develop a concerted industry response
Physicians and surgeons
Offer to coordinate efforts with medical societies and KOLs to respond to Noridian
Develop patient testimonials to submit to Noridian
Patients
Direct mailing to National Osteoporosis Foundation advocacy team
Awareness mailing to patients in affected geography
Government
Assess how and where to involve local representatives for
advocacy and response
Orthovita Response to Noridian LCD Review

13-02
27-02
13-03
27-03
10-04
24-04
08-05

ORTHOVITA
Architects of the New Biomaterials Age

30 Financial Overview

Strong Growth, Improving Margins
1 2007 Net loss includes a $16.6mm charge for the repurchase of a royalty obligation
Dollars in Millions
2007 2008 2009 Q1 2010
Sales $58.0 $76.9 $92.9 $24.1
Gross Margin 65% 66% 68% 69%
SG&A Expense $44.6 $53.5 $57.2 $15.8
R&D Expense $6.4 $6.7 $6.8 $1.3
Operating Loss $(13.7) $(9.2) $(1.1) $(0.4)
Net Loss $(29.9) $(10.8) $(3.9) $(1.2)
Cash and
Investments
$19.5
1

4 Point Plan – Manage to the Environment
Expense reductions implemented in Q2 2010
Develop specialized distribution channels
Hospital Inpatient Market – Spine/Neurosurgeon
Outpatient Market – Interventional Radiologist
Continue to develop product pipeline to leverage each
specialty
Manage reimbursement issues in VCF

Going Forward - Core Strategies and Tactics
Maximize
Growth in
Existing Products
Pipeline
Development Goals
Potential to Fill Gaps
via Licenses &
Acquisitions
Tight focus on
profitable sales growth
– manage to
environment
Maximize cross-sell of
all products to each
hospital customer
Develop IR/INR
specialty sales focus
Expand Cortoss label
to other indications
2011 –
Cortoss cavity
creation device
2011 –
Next
Generation of  Vitoss
2011 –
Vitagel
Cellpaker update in
conjunction with bone
marrow concentration
device
Bioactive Structural
Spine Implants –
Regulatory clarity
Utilize collagen facility
capacity for new
product development
Acquire portfolio of
cavity creation devices
to meet all clinical
needs
Build-out Biosurgery
portfolio
Maximize proprietary
Bioactive implant
market opportunity

ORTHOVITA®

Architects of the New Biomaterials Age

THANK YOU